UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 29, 2005

Landec Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-27446	94-3025618
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3603 Haven Ave. Suite E, Menlo Park, California		94025
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-306-1650

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 29, 2005, Landec Corporation, through its agricultural seed subsidiary, Landec Ag, Inc., acquired the assets of Heartland Hybrids, Inc. which is based in Dassel, Minnesota, for $6.0 million. The consideration paid at closing consisted of 152,186 shares of Landec Common Stock valued at $1.0 million and cash of $3.65 million. The remaining $1.35 million is in the form of a future cash earn-out based on Heartland Hybrids achieving certain financial targets for fiscal years 2006 and 2007 and a $150,000 holdback for any post-closing adjustments. Any amounts remaining in the holdback reserve will be paid out by May 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landec Corporation

August 30, 2005	By:	/s/Gregory S. Skinner

Name: Gregory S. Skinner
Title: Vice President and Chief Financial Officer